Exhibit 10.1

                             SUBSCRIPTION AGREEMENT


NeoStem, Inc.
420 Lexington Avenue
Suite 450
New York, New York  10170
Attention:  Chief Executive Officer

Ladies and Gentlemen:

         The undersigned investor (the "Investor") under the following terms and conditions, offers to subscribe (the "Offer") for the securities of NeoStem, Inc., a Delaware corporation. (the "Company" or "NeoStem"). The Company is issuing units ("Units") at a per Unit price of $1.00 with each Unit consisting of (a) two shares (the "Common Shares") of common stock, $.001 par value (the "Common Stock") and (b) two accompanying warrants (each, a "Warrant" and together the "Warrants") each for the purchase of one share of Common Stock at an exercise price of $0.80 per share, subject to adjustment, expiring seven years from the date of issuance (the "Warrant Shares"). The forms of Warrant are attached hereto as Exhibits A and A-1. Emerging Growth Equities, Ltd., a Pennsylvania limited partnership, is serving as the "Placement Agent" in connection with this Offering and U.S. Bank National Association will serve as the "Escrow Agent" hereunder. The Company, the Placement Agent and the Escrow Agent have entered into an Escrow Agreement.

         The Investor understands that the Units are being issued pursuant to one or more exemptions from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act" or the "Act"), in a private placement pursuant to an exemption from registration under Regulation D promulgated under
Section 4(2) and Rule 506 of the Act. As such, the Common Stock, the Warrants and the Warrant Shares each are "restricted securities" and may not be sold or transferred absent a registration statement declared effective under the Act or an exemption from the registration requirements of the Act.

         1. Subscription.
            -------------

         The closing (the "Closing") of the transactions hereunder shall take place at the offices of Company or at such other location as the Company and the Placement Agent shall mutually agree after the receipt by the Company of subscriptions for Units from Investors with an aggregate Purchase Price of up to $3,000,000 and after it has been determined that all conditions in this Agreement and the Escrow Agreement have been met in the sole and absolute discretion of the Company and the Placement Agent. At each Closing, in accordance with the Escrow Agreement, funds equal to the Subscription Amount of each Investor shall be delivered to the Company and the Company shall deliver to each such Investor his, her or its respective Shares and Warrants as provided herein.
         Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the Investor hereby offers to subscribe for Units as set forth in the Investor Signature Page attached hereto and contemporaneously herewith makes payment for the purchase of the Units by wire transfer or check as set forth in the Escrow Agreement

         2. Conditions.
            -----------

          The Offer is made subject to the following conditions: (i) that the Company, acting in good faith, shall have the right to accept or reject this Offer, in whole or in part, for any reason; (ii) that the Placement Agent shall determine that the terms of the Escrow Agreement have been met; (iii) that the Investor agrees to comply with the terms of this Subscription Agreement; (iv) at the Closing (but not at subsequent closings), a legal opinion of Company Counsel, in the form of Exhibit B attached hereto shall be delivered and (v) at the Closing (but not at subsequent closings), the receipt of a lock-up letter (in the Form attached hereto as Exhibit C) from each executive officer and member of the Board of Directors of the Company shall be delivered.


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

          Acceptance of this Offer shall be deemed given by the countersigning of this Subscription Agreement by the Company and the funds being released from the Escrow Agreement pursuant to joint written instructions of the Company and the Placement Agent. In the event the Company does not accept the Offer, any and all proceeds for the purchase of the Units by the Investor shall be returned to Investor.

         3. Representations and Warranties of the Investor.
            -----------------------------------------------

          The Investor, in order to induce the Company to accept this Offer, hereby warrants and represents as follows:

          (a) Organization; Authority. The Investor, if not an individual, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Subscription Agreement and otherwise to carry out its obligations hereunder. The purchase by Investor of the Units hereunder has been duly authorized by all necessary action on the part of Investor. This Subscription Agreement has been duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          (b) Investor Representation. Investor understands that the Units, Common Shares, Warrants and Warrant Shares are each "restricted securities" and have not been registered under the Securities Act or qualified under any applicable state securities law by reason of their issuance in a transaction that does not require registration or qualification (based in part on the accuracy of the representations and warranties of the Investor contained herein), and that such securities must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration. The Investor hereby agrees that the Company may insert the following or similar legend on the face of the certificates evidencing the Units, Common Shares, Warrants and Warrant Shares, if required in compliance with federal and state securities laws:

          "These securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") nor under the securities laws of any state. They may not be sold, offered for sale, or hypothecated in the absence of a registration statement in effect with respect to the securities under such act or an opinion of counsel reasonably satisfactory to the company that such registration is not required pursuant to a valid exemption therefrom under the Securities Act."

          The Investor understands and acknowledges that the Commission currently takes the position that coverage of short sales of shares of the Common Stock "against the box" prior to the effective date of a registration statement registering the re-sale of the Common Shares and the Warrant Shares is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Accordingly, the Investor agrees not to use any of the Common Shares or Warrant Shares to cover any short sales made prior to the effective date of such registration statement.

          (c) No Distribution. Investor is acquiring the Units as principal for its own account, in the ordinary course of its business, and not with a view to or for distributing or reselling such Units or any part thereof. Investor has no present intention of distributing any of such Common Shares, Warrants or Warrant Shares and has no agreement or understanding, directly or indirectly, with any other individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof), or other entity of any kind (each, a "Person") regarding the distribution of such Common Shares, Warrants or Warrant Shares (this representation and warranty not limiting such Investor's right or intent to sell the Common Share, Warrants or Warrant Shares pursuant to a Registration Statement or otherwise in compliance with applicable federal and state securities laws).

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

          (d) Investor Status. Investor is, and on each date on which it exercises any Warrants it will be an "Accredited Investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) under the Securities Act. In general, an Accredited Investor is deemed to be an institution with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 jointly with their spouse.

          (e) Experience of Investor. Investor, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Units, and has so evaluated the merits and risks of such investment. The Investor has not authorized any Person to act as his Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Act) in connection with this transaction. Investor is able to bear the economic risk of an investment in the Units and, at the present time, is able to afford a complete loss of such investment.

          (f) General Solicitation. Investor is not purchasing the Units as a result of any advertisement, article, notice or other communication regarding the Units published in any newspaper, magazine, or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (g) Access to Information. The Investor has reviewed the SEC Reports (as that term is defined in Section 4(g)) and neither the Company nor any of its representatives have made any other representations or warranties to the Investor with respect to the Company except as contained herein or in the SEC Reports. The Investor has also been afforded the opportunity to ask questions of, and receive answers from, the officers and/or directors of the Company concerning the terms and conditions of the Offering and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed himself of such opportunity to the extent he considers appropriate in order to permit him to evaluate the merits and risks of an investment in the Units. It is understood that all documents, records, and books pertaining to this investment have been made available for inspection by the Investor during reasonable business hours at the Company's principal place of business. Notwithstanding the foregoing, it is understood that the Investor is purchasing the Units without being furnished any prospectus setting forth all of the information that would be required to be furnished under the Securities Act and this Offering has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

         4. Representations and Warranties of the Company.
            ----------------------------------------------

          The Company hereby makes the following representations and warranties to the Investor:

          (a) Organization and Qualification. Each of the Company and its subsidiaries (each, a "Subsidiary") is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Subscription Agreement, (ii) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under this Subscription Agreement (any of (i), (ii), or (iii), a "Material Adverse Effect") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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

          (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the Offering, to issue the Units and, upon due exercise of the Warrants, to duly issue the shares of Common Stock deliverable thereunder. The execution and delivery of this Subscription Agreement and the Units by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, other than the Required Approvals (as defined below). This Subscription Agreement, when executed and delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          (c) No Conflicts. The execution, delivery, and performance of this Subscription Agreement by the Company and the consummation by the Company of the Offering and issuance of the Units does not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents or (ii) subject to obtaining the Required Approvals, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of any agreement, credit facility, debt, or other instrument (evidencing the Company's or a Subsidiaries' debt or otherwise) or other understanding to which the Company or either of the Subsidiaries is a party or by which any property or asset of the Company or its Subsidiaries is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree, or other restriction of any court or governmental authority as currently in effect to which the Company or any of the Subsidiaries is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or either of the Subsidiaries is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate have a Material Adverse Effect.

          (d) Filings, Consents, and Approvals. Neither the Company nor any of the Subsidiaries is required to obtain any consent, waiver, authorization, or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local, or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Subscription Agreement, other than: (i) the filing with the Securities and Exchange Commission ("Commission") of the Registration Statement pursuant to
Section 5, (ii) the filing with the Commission of a Form D pursuant to Commission Regulation D, and (iii) applicable Blue Sky filings (collectively, the "Required Approvals").

          (e) Issuance of the Units. The Units, and each component or underlying security, are duly authorized and, when issued and paid for in accordance with this Subscription Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, and not subject to any preemptive rights. The Company will reserve from its duly authorized capital stock a number of shares of Common Stock required for issuance of the Warrant Shares.

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

          (f) Capitalization. The number of shares and type of all authorized, issued, and outstanding capital stock of the Company is as set forth in the SEC Reports as of the respective dates set forth therein. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the Offering. Except as set forth in the SEC Reports, and options and shares of capital stock issued or issuable under the Company's stock option plan and Warrants being offered hereunder and to other potential Investors in the Units, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person or entity any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or either of the Subsidiaries is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock except for the Company's agreement with Utek Corporation relating to the issuance of 120,000 shares of Common Stock. The issuance and sale of the Units will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than pursuant to this Offering) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company, or others is required for the issuance and sale of the Units and the underlying Warrant Shares. Upon exercise of the Warrants in accordance with their terms, the Warrant Shares issuable thereby will be deemed duly authorized, validly issued, fully paid and non-accessible in all respects.

          (g) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports"). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has advised Investor(s) that a copy of each of the SEC Reports (together with all exhibits and schedules thereto and as amended to date) is available at http://www.sec.gov, a website maintained by the Commission where Investor(s) may view the SEC Reports.

          (h) Material Changes. Since the date of the latest audited financial statements included in the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence, or development that has had a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and
(B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders except in the ordinary course of business consistent with prior practice, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock except consistent with prior practice or pursuant to existing Company stock option or similar plans.

          (i) Litigation. Except as set forth in the SEC Reports and routine inquiries, there is no action, suit, inquiry, notice of violation, proceeding, or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, the Subsidiaries or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local, or foreign) (collectively, an "Action") which: (i) adversely affects or challenges the legality, validity or enforceability of this Subscription Agreement or the Units or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company does not have pending before the Commission any request for confidential treatment of information. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiaries under the Exchange Act or the Securities Act.

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

          (j) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or any Subsidiary which could reasonably be expected to result in a Material Adverse Effect.

          (k) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a Material Adverse Effect.

          (l) Regulatory Permits. The Company and the Subsidiaries possess the certificates, authorizations, and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in the SEC Reports, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit, except for routine inquiries.

          (m) Title to Assets. Except as set forth in the SEC Reports, the Company and the Subsidiaries have good and marketable title in all real and personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of any liens, encumbrances or other restrictions. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting, and enforceable leases of which the Company and the Subsidiaries are in compliance.

          (n) Patents and Trademarks. To the best of the Company's knowledge, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, and other similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others.

          (o) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent in the Company's reasonable discretion. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

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

          (p) Transactions with Employees. Except as set forth in the SEC Reports and any purchase of the Units, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered,
(ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

          (q) Private Placement. Assuming the accuracy of the Investor representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Units by the Company to the Investor as contemplated hereby or the exercise of the Warrants.

          (r) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

          (s) No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Units by any form of general solicitation or general advertising. The Company has offered the Units for sale only to each investor in the Offering and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

          (t) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended

          (u) Accountants. The Company's accountants are set forth in the SEC Reports. To the Company's knowledge, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company's upcoming financial statements, are a registered public accounting firm as required by the Securities Act.

          (v) Listing and Maintenance Requirements. The Company's Common Stock currently is quoted on the Over-the-Counter Bulletin Board ("OTCBB"). The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the periodic SEC reporting requirements necessary to maintain quotations on the OTCBB.

         5.       Registration Rights.
                  --------------------

         The Company grants registration rights to the Investor under the following terms and conditions:

          (a)  The  Company  will  prepare  and  file  (which  may  include  the preparation and filing of one or more pre-effective amendments to any registration statements that relates to the Company's securities, which may be currently on file or may be subsequently filed with the Commission), at its own expense, a registration statement under the Securities Act (the "Registration Statement") with the Commission within ten (10) days of the filing with the Commission of its Annual Report on Form 10-K for the fiscal year ending December 31, 2006 (the "2006 Form 10-K") sufficient to permit the non-underwritten public offering and resale of the Common Shares and the Warrant Shares (subject to adjustment as set forth in the Warrant) (the "Registrable Securities") through the facilities of all appropriate securities exchanges, if any, on which the Company's Common Stock is being sold or on the over-the-counter market if the Company's Common Stock is quoted thereon. Notwithstanding the foregoing, the Company shall not be required to register more than that number of shares permitted for a non-primary offering under SEC Rule 415, and the Investor agrees that the number of Common Shares and Warrant Shares which the Company is required to register may be reduced proportionately with all other Investors to comply with Rule 415. All Common Shares and Warrant Shares excluded pursuant to this reduction will be included as soon as practicable by the Company on its next registration statement filed with the SEC on which such shares qualify for inclusion. The Company shall not be subject to any penalties or adjustments if the registration process is delayed for any reason as a result of Rule 415 issues.

          (b) The Company will use its reasonable best efforts to cause such Registration Statement to become effective. Subject to Section 5(a), the number of shares designated in the Registration Statement to be registered shall include all of the Registrable Securities and shall include appropriate language regarding reliance upon Rule 416 to the extent permitted by the Commission. The Company will notify the Investor of the date of effectiveness of the Registration Statement.

          (c) The Company will maintain the Registration Statement or post-effective amendment filed under the terms of this Subscription Agreement effective under the Securities Act until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to such Registration Statement, (ii) all Registrable Securities have been otherwise transferred to Persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, (iii) all Registrable Securities may be sold at any time, without volume or manner of sale limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company, or (iv) two years from the effective date of the Registration Statement (the "Effectiveness Period").

          (d) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement, in making filings with NASD (including, without limitation, pursuant to NASD Rule 2710), and in complying with applicable federal securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Investor shall bear any reasonable cost of underwriting and/or brokerage discounts, fees, and commissions, if any, applicable to the Registrable Securities being registered and sold by an underwriter for the Investor and the fees and expenses of their counsel. The Company shall use its reasonable best efforts to qualify the Common Shares and Warrant Shares in the State of residence of the Investor.. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the Investor with copies of the applicable Registration Statement and any prospectus included therein and other related documents in such quantities as may be reasonably requested by the Investor.

          (e) Certificates evidencing the Registrable Securities shall not contain any legend: (i) following any sale of Common Shares or Warrant Shares pursuant to Rule 144, or (ii) if such Common Shares or Warrant Shares are eligible for sale under Rule 144(k); or (iii) following any sale of Common Shares or Warrant Shares pursuant to the Registration Statement; provided, however, in connection with the sale or transfer of the Common Shares or Warrant Shares, Investor hereby agrees to adhere to and abide by all prospectus delivery requirements under the Securities Act and rules and regulations of the Commission and provide the Company with customary documentation, as applicable. The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly upon request of the Investor if required by the Company's transfer agent to effect the removal of the legend hereunder. The Company agrees that at such time as such legend is no longer required under this
Section 5(e), it will, as soon as reasonably practicable following the delivery by Investor to the Company's transfer agent of a certificate representing Registrable Securities accompanied by appropriate stock power or other required documentation, as applicable, issued with a restrictive legend (such date, the "Legend Removal Date"), deliver or cause to be delivered to such Investor or such Investor's transferee a certificate representing such shares that is free from all restrictive and other legends, in each case without charge to the Investor other than customary transfer fees which may be charged by the transfer agent or broker-dealer. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section 5(e).

          (f) In the event that the Registration Statement is not filed within ten (10) days of the filing with the Commission of the 2006 Form 10-K and the Company does not use its reasonable best efforts to respond to any comments of the SEC within fifteen (15) business days following receipt thereof, the Company will issue to each Investor an additional one percent (1%) of Units sold to such Investor in the Private Placement for no additional cost. Additionally, for every thirty (30) days that the Company continues to be delayed from filing the Registration Statement with the Commission or continues to fail to use its reasonable best efforts to respond to any comments from the Commission, The Company will issue to each Investor an additional 1% of the Units sold in the Private Placement to such Investor for no additional cost. All additional amounts that may be issued as provided herein shall not exceed 10% of the Units sold in the Private Placement. Such amounts shall be as partial compensation for such failure and not as a penalty.

          (g) The Company will use its reasonable best efforts to prepare and make publicly available in accordance with Rule 144(c) such information as is required for Investor to sell the Registrable Securities under Rule 144 in the event the Registration Statement is unavailable. The Company further covenants that, in the event the Registration Statement is unavailable, it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

          (h) In the case of each registration effected by the Company pursuant to any section herein, the Company will:

(i) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to a disposition of all securities covered by such registration statement;

(ii) Notify the Investor at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and at the request of the shareholders, prepare and furnish to them a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Investor, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing; provided that, for not more than 60 consecutive business days (or a total of not more than 180 calendar days in any 12-month period), the Company may delay the disclosure of material non-public information concerning the Company the public disclosure of which at the time is not, in the good faith opinion of the Company in the best interests of the Company and which may, based on advice of outside counsel, be delayed under applicable law or regulation (an "Allowed Delay"); provided, further, that the Company shall promptly (a) notify each Investor in writing of the existence of (but in no event, without the prior written consent of such Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay and (b) advise each Investor in writing to cease all sales under such registration statement until the termination of the Allowed Delay;

(iii) Use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a registration statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify Investor (and, in the event of an underwritten offering, the managing underwriter) of the issuance of such order and the resolution thereof;

(iv) If NASD Rule 2710 requires any broker-dealer to make a filing prior to executing a sale of Registrable Securities by an Investor, make an Issuer Filing with the NASD Corporate Financing Department pursuant to NASD Rule 2710 and respond within five business days to any comments received from NASD in connection therewith.

(v)       Otherwise  use  its  reasonable   best  efforts  to  comply  with  all
          applicable rules and regulations of the Commission.

          (i) To the extent Investor includes any Common Shares or Warrant Shares in a registration statement pursuant to the terms hereof, the Company will indemnify and hold harmless Investor, its directors and officers, and each Person, if any, who controls Investor within the meaning of the Securities Act, from and against, and will reimburse Investor, its directors and officers and each controlling Person with respect to, any and all loss, damage, liability, cost, and expense to which Investor or such controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs, or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Investor or any such controlling Person in writing specifically for use in the preparation thereof.

          (j) To the extent Investor includes any Common Shares or Warrant Shares in a registration statement pursuant to the terms hereof, Investor will indemnify and hold harmless the Company, its directors and officers and any controlling Person from and against, and will reimburse the Company, its directors and officers and any controlling Person with respect to, any and all loss, damage, liability, cost, or expense to which the Company, its directors and officers or such controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs, or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in the preparation thereof and provided further, that the maximum amount that may be recovered from Investor shall be limited to the amount of proceeds received by Investor from the sale of such shares of Common Stock.

          (k) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable hereunder to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the indemnifying party would not have been liable for indemnification pursuant to the provisions hereof, (ii) no seller of securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of securities who was not guilty of such fraudulent misrepresentation, and (iii) the amount of the contribution together with any other payments made in respect of such loss, damage, liability, or expense, by any seller of securities shall be limited to the net amount of proceeds received by such seller from the sale of such securities.

          (l) The Investor will cooperate with the Company in connection with this Subscription Agreement, including timely supplying all information and executing and returning the Selling Securityholder Notice and Questionnaire attached hereto as Exhibit D, and any other documents requested by the Company that are required to enable the Company to perform its obligations to register the Common Shares and Warrant Shares.

         6. Other Agreements of the Company and the Investor.
            -------------------------------------------------

          (a) Acknowledgment of Dilution. The Company and Investor acknowledge that the issuance of the Common Shares and the Warrant Shares will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial.

          (b) Exercise Procedures. The form of Notice of Exercise included in the Warrants sets forth the totality of the procedures required of the Investor in order to exercise the Warrants.

          (c) Use of Proceeds. The Company shall use the net proceeds from the sale of the Units hereunder for general working capital purposes in accordance with its plan for growth.

          (d) Transfer and Tradability of the Common Shares and the Warrant Shares. Should the Company's Common Stock become listed on a nationally recognized exchange or marketplace, the Company shall cause all shares of Common Stock which are registered in accordance with the provisions of Section 5 above to be listed or included for quotation on each exchange or marketplace on which the Company's shares of Common Stock are then listed or included for quotation (or a superior marketplace as may be applicable in the future) at least until the later of (i) two years from the date hereof and (ii) such time as all the Warrant Shares have been sold.

          (e) Press Releases. The Company shall issue a press release or file a Current Report on Form 8-K reasonably acceptable to the Placement Agent disclosing all material terms of the transactions contemplated hereby. The Company and the Placement Agent shall consult with each other in issuing any press release with respect to the transactions contemplated hereby, and the Placement Agent shall have the right to review and comment on the contents of any such press release prior to its release by the Company. Notwithstanding the foregoing, the Company shall be entitled to make any filing and press release that it determines is required in order to comply with any applicable law. Notwithstanding the foregoing, other than in any registration statement filed pursuant to the Registration Rights Agreement and filings related thereto, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission or any regulatory agency without the prior written consent of such Investor, except to the extent such disclosure is required by law or applicable regulations, in which case the Company shall provide each Investor with prior notice of such disclosure.

          (f) Confidentiality. Each Investor agrees that he, she or it will keep confidential and will not disclose, divulge or use for any purpose other than to monitor his, her or its investment in the Company any confidential, proprietary or secret information which such Investor may obtain from the Company pursuant to financial statements, reports and other materials or information submitted by the Company to such Investor pursuant to this Agreement or otherwise (but not including the SEC Reports) ("Confidential Information"), unless such Confidential Information is known, or until such Confidential Information becomes known, to the public (other than as a result of a breach of this section by such Investor); provided, however, that an Investor may disclose Confidential Information (i) to his, her or its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring his, her or its investment in the Company, or (ii) as may otherwise be required by law, provided that the Investor takes reasonable steps to minimize the extent of any such required disclosure and promptly notifies the Company when it becomes aware of such legal requirement.

         7. Miscellaneous.
            --------------

          (a) Termination. The Investor agrees that he shall not cancel, terminate, or revoke this Subscription Agreement or any agreement of the Investor made hereunder other than as set forth herein, and that this Subscription Agreement shall survive the death or disability of the Investor. If the Company elects to cancel this Subscription Agreement, provided that it returns to the Investor, without interest and without deduction, all sums paid by the Investor, this Offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

          (b) Entire Agreement. This Subscription Agreement, together with the exhibits hereto, contains the entire understanding of the Company and the Investor with respect to the subject matter hereof.

          (c) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (b) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be to the Investor at his address set forth on the Investor Signature Page, and to the Company at the addresses set forth in the SEC Reports.

          (d) Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, or in the case of a waiver, by the Company and the Investors holding at least a majority of the Registrable Securities then outstanding. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

          (e) Construction. The headings herein are for convenience only, do not constitute a part of this Subscription Agreement and shall not be deemed to limit or affect any of the provisions hereof.

          (f) Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Subscription Agreement or any rights or obligations hereunder without the prior written consent of each Investor in the Offering. Investor may assign any or all of its rights under this Agreement to any Person to whom Investor assigns or transfers any of the Common Shares or Warrant Shares.

          (g) No Third-Party Beneficiaries. This Subscription Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

          (h) Governing Law. All questions concerning the construction, validity, enforcement, and interpretation of this Subscription Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Subscription Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees, or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of this Subscription Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation, and prosecution of such action or proceeding.

          (i) Survival. The representations and warranties contained herein shall survive the closing of the transaction hereunder.

          (j) Execution. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof. This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

          (k) Severability. If any provision of this Subscription Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Subscription Agreement.

          (l) Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Investor and the Company will be entitled to specific performance under this Subscription Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

          (m) Fees and Expenses. Except as provided in writing, the parties hereto shall be responsible for their own legal and other expenses, if any, in connection with this transaction.

        INVESTOR SIGNATURE PAGE FOR NEOSTEM, INC. SUBSCRIPTION AGREEMENT
           Please print or type, Use ink only. (All Parties Must Sign)

The undersigned Investor hereby certifies that he (i) has received and relied solely upon the SEC Reports, this Subscription Agreement and their respective exhibits and schedules, (ii) agrees to all the terms and conditions of this Subscription Agreement, (iii) meets the suitability standards set forth herein and (iv) is a resident of the state or foreign jurisdiction indicated below.

Dollar Amount of Units Subscribed for: $
                                        ----------------------

                                                                 If other than individual check one and
--------------------------------------------------------------   indicate capacity of signatory under the
                  Name of Investor (Print)                       signature:
                                                                  []     Trust
                                                                  []     Estate
--------------------------------------------------------------
         Name of Joint Investor (if any) (Print)                  []     Uniform Gifts to Minors Act
                                                                         State of
                                                                                     ---------------------
                                                                  []     Attorney-in-fact
                                                                  []     Corporation
                                                                  []     Other
------------------------------------------------------------
                  Signature of Investor
                                                                   If Joint Ownership, Check one:
                                                                   []    Joint Tenants with Right of
                                                                         Survivorship
                                                                   []    Tenants in Common
--------------------------------------------------------------
         Signature of Joint Investor (if any)                      []    Tenants by the Entirety
                                                                   []    Community Property

--------------------------------------------------------------
         Capacity of Signatory (if applicable)                     Backup Withholding Statement:
                                                                   []     Please   check   this   box  only  if  the
                                                                          investor is subject to backup
                                                                           withholding
--------------------------------------------------------------
         Social Security or Taxpayer Identification Number
                                                                         Foreign Person:
Investor Address:                                                  []    Please   check   this   box  only  if  the
                                                                         investor  is A  nonresident  alien,  foreign
                                                                         corporation, foreign
                                                                         partnership, foreign trust or
                                                                         foreign estate
--------------------------------------------------------------
                           Street Address
                                                                            Country
                                                                                    ----------------------
                                                                            Passport #
--------------------------------------------------------------                         -------------------
         City              State            Zip Code                        ID #
                                                                                   -------------------------
                                                                            ID Type
                                                                                    ----------------------
Telephone:  (     )
             -----  ------------------------------------------

Fax:  (           )
       -----------  ------------------------------------------


E-mail:
         --------------------------------------------------------------

Address for Delivery of Units (if different from above):

--------------------------------------------------
         City              State            Zip Code

          THE SUBSCRIPTION FOR UNITS OF NEOSTEM, INC. BY THE ABOVE NAMED INVESTOR(S) IS ACCEPTED THIS ________ DAY OF ______________________, 2007.

                                      NEOSTEM, INC.


                                      By:
                                               ---------------------------------
                                      Name:    Robin L. Smith
                                      Title:   Chairman and CEO



                                      PLACEMENT AGENT:

                                      EMERGING GROWTH EQUITIES, LTD.



                                      By:
                                             -----------------------------------
                                      Name:  Gregory J. Berlacher
                                      Title: President and CEO